UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                       FORM 8-K

                                    CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event):  February 6, 2004


                                      WSN GROUP, INC.
               (Exact name of registrant as specified in its charter)

          Nevada                            020277                  11-2872782
State or other jurisdiction of         Commission File           IRS Employer
Incorporation                               Number        Identification Number

      PO Box 14127, Palm Desert, California                        92255
    (Address of principal executive offices)                    (Zip Code)

                    Registrant's Telephone Number:  (760) 345-6555


                                        None
      (Former name or former address, if changed since last report)

ITEM 5. OTHER INFORMATION.

On February 6, 2004, WSN Group, Inc. (the "Registrant") entered into a letter of intent with Preferred Default Management, Inc. ("Preferred") to complete a share-for-share exchange with the entity. The Registrant's entering into this letter of intent gives effect to a letter of intent between the Registrant and Amerifi Lending ("Amerifi") entered into in January 2004, also a share-for-share exchange transaction. The effective date of the letter of intent between the Registrant and Amerifi was contingent upon the Registrant's reaching an agreement with Preferred. Having finalized the terms of the transaction with Preferred, the Registrant intends to move forward with both transactions. The completion of the transactions will require shareholder approval, which the Registrant intends to obtain through consent of the majority of shareholders as authorized by Nevada corporate law.

The letters of intent are filed herewith as Exhibits 99.1 and 99.2, and the descriptions of the letters of intent are qualified in their entirety by reference to such exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.             Description

99.1     Letter of Intent between WSN Group, Inc. and
         Amerifi Lending dated January 16, 2004

99.2     Letter of Intent between WSN Group, Inc. and
         Preferred Default Management dated February 6, 2004

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WSN Group, Inc.

Date: February 9, 2004                 /s/ John Anton
                                       John Anton, President


Exhibit 99.1

                                 WSN GROUP INC.
                                  PO BOX 14127
                          PALM DESERT, CALIFORNIA 92255
                              TEL/FAX (760) 345-6555

January 16, 2004

Devin Rockefeller
AMERIFI LENDING, INC.
2130 Main Street, #1030
Huntington Beach, CA 92648

Re:  Letter of Intent, as amended

Dear Mr. Rockefeller:

This Letter sets forth our mutual understanding and agreement in principal pursuant to which Amerifi Lending, Inc., a Nevada corporation ("Amerifi"), will merge with and into WSN Group, Inc., a Nevada corporation ("WSNG"); WSNG and Amerifi are sometimes hereinafter referred to individually as a "Company" and together as the "Companies", or a subsidiary of WSNG.

1. MERGER. Upon the consummation of the merger of Amerifi with and into WSNG or a subsidiary of WSNG upon the terms described in this Letter (the "Merger"), WSNG will issue one share of the common stock of WSNG for each issued and outstanding share of the common stock of Amerifi.

The Companies agree that the Merger is intended to be a tax-free reorganization for federal income tax purposes.

2. OTHER TRANSACTIONS. The definitive agreements described in paragraph 5 of this Letter shall provide for the occurrence of the following:

(a) the merger of Preferred Default Management ("Preferred") with and into WSNG;

(b) the appointment of three representatives of Amerifi and one representative of Preferred to the Board of Directors of WSNG;

(c)  WSNG shall change its name to "Amerifi Holdings, Inc."
     and shall apply for a symbol for its common stock to correspond with the name change or such similar symbol as may be available.

(d) the payment of all audits conducted in connection with the proposed transaction(s) to be paid for by Amerifi.

3. CLOSING CONDITIONS. The consummation of the Merger and related transactions contemplated hereby by each of the Companies shall be subject to the fulfillment of customary conditions, including the following conditions precedent:

(a) the negotiation and execution of a merger agreement and other definitive agreements with respect to the transactions contemplated hereby;

(b) the formal approval of the Board of Directors and, to the extent required, the stockholders of each of the Companies to the transactions contemplated hereby;

(c) receipt of all required third-party, regulatory and governmental approvals; and

(d) the completion by each of the Companies of its "due diligence" investigation concerning the other Company.

4. CLOSING. It is anticipated that the consummation of the transactions contemplated herein will occur on or before March 15, 2003, or such other date as the parties may agree.

5. DEFINITIVE AGREEMENTS. The definitive agreements with respect to the transactions contemplated hereby will contain mutually agreeable representations and warranties, mutually agreeable provisions for indemnification and other appropriate and customary terms and conditions.

6. CONFIDENTIALITY. Except to the extent that information with respect to either Company provided by it, or discovered by the other Company, is in the public domain without breach of any obligation of confidentiality, such information concerning each Company is hereinafter referred to as "Confidential Information." Prior to the consummation of the Merger, neither Company shall disclose Confidential Information of the other, except on a confidential basis, to its respective employees, accountants, attorneys and other professional advisors or as otherwise expressly provided herein, without the prior written consent of the other Company. If at any time either Company is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas or similar legal process) to disclose any Confidential
Information of the other Company, it (to the extent reasonably practical) shall promptly notify the Company so that such Company may seek an appropriate protective order and/or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, in the reasonable opinion of counsel for either Company, such Company is compelled to disclose Confidential Information of the other Company to any tribunal or any governmental agency, it may disclose such information to such tribunal or agency without liability hereunder.

7. EXPENSES. Except as may be otherwise provided in the definitive agreement, the Companies shall each pay their respective expenses
(including fees and expenses of legal counsel) in connection with the transactions contemplated hereby.

8. EXCLUSIVITY. Unless this Agreement has been terminated, during the period ending 60 days following the date of this Letter, the Board of Directors and officers of Amerifi agree that they will not solicit proposals or provide any information to any third party for the purpose of sale, tender offer or merger with any entity except WSNG. Each such officer or director agrees that he will vote his capital stock in favor of the Merger, and will not seek to exercise any appraisal or dissenters rights with respect to the Merger. Should any officer or director sell or otherwise dispose of any capital stock during this period, he will retain legal proxy rights to such shares and will vote such shares in favor of the Merger.

9. PUBLIC DISCLOSURE. Subject to any applicable requirements of law, neither of the Companies shall make any public disclosure concerning the subject matter hereof or the transactions contemplated hereby without the prior written consent of the other. The parties agree to prepare a mutually acceptable press release or releases with respect to the transactions contemplated hereby which will be released by the Companies on or about the date of the execution of this Letter.

10. PREPARATION. Each of the Companies agrees to provide the other Company and its advisors full access to its books, records and premises in order to enable them to complete their "due diligence" with respect to the Merger and related transactions. Subject to
Section 11, each of the Companies agrees to negotiate in good faith and cooperate with the other party in connection with the preparation of definitive agreements, to use its commercially reasonable efforts to complete such preparation and execute and deliver definitive agreements prior to March 15, 2003 and to close the transactions contemplated hereby as expeditiously as possible thereafter; provided that, if the Companies conclude prior to March 15, 2003 that it is impractical for them to consummate the Merger, subject to Section 11, each of the Companies agrees to negotiate in good faith and cooperate with the other party in connection with the preparation of definitive documents concerning another business combination intended to achieve, as nearly as practicable, similar economic results for the Companies as the Merger, if any such business combination is practicable, to use commercially reasonable efforts to execute and deliver definitive agreements with respect thereto prior to March 15, 2003 and to close the transactions contemplated hereby as soon as practicable thereafter. The parties further agree to cooperate in connection with the preparation of any required governmental or regulatory filings.

11. TERMINATION. The obligations of the Companies under this Letter may be terminated (a) by mutual agreement of the Companies; (b) by either Company if the definitive agreements have not been executed on or prior to March 15, 2003; or (c) prior thereto, if the other Company is no longer negotiating in good faith as provided in Section 10 or if the Board of Directors of such Company determines in the good faith exercise of its fiduciary duties that such termination is in the best interests of such Company. In the event either of the Companies decides to terminate this Agreement, it shall, to the extent reasonably practical, endeavor to inform the other Company of the reasons for such decision, to provide the other Company ten days' prior written notice of its intention to terminate and to afford the other party an opportunity during such ten-business day period to address the reasons for such termination.

12. NATURE OF AGREEMENT. The Companies acknowledge that this Letter is a statement of their mutual intention only, and unless definitive agreements are executed and delivered by the Companies, there are no legally binding agreements between the Companies with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the provisions of paragraphs 6, 7, 8, 9, 10 and 11 hereof shall constitute binding legal agreements, shall be enforceable against the parties in accordance with their respective terms and shall survive any termination of the transactions contemplated hereby.

13. GOVERNING LAW. This Letter shall be governed by, and construed in accordance with, the laws of the State of California applicably to contracts made and wholly to be performed within such state.

If you are in agreement with the terms and conditions of this Letter, please sign and date the enclosed duplicate of this Letter in the space provided below and return it to the undersigned.

Very truly yours,

WSN GROUP, INC.

By: /s/ John Anton
Name:  John Anton
Title: President/Chief Executive Officer


Accepted and agreed as of the 16th day of January, 2004.

AMERIFI LENDING, INC.

By: /s/ Devin Rockefeller
Name:  Devin Rockefeller
Title: President


Exhibit 99.2

                                 WSN GROUP INC.
                                  PO BOX 14127
                         PALM DESERT, CALIFORNIA 92255
                            TEL/FAX (760) 345-6555

February 6, 2004

Marc R. Tow
PREFERRED DEFAULT MANAGEMENT, INC.
3900 Birch Street
Newport Beach, California 92660

Re:  Letter of Intent

Dear Mr. Tow:

This Letter sets forth our mutual understanding and agreement in principal pursuant to which Preferred Default Management, Inc., a Nevada corporation ("Preferred"), will merge with and into WSN Group, Inc., a Nevada corporation ("WSNG"); WSNG and Preferred are sometimes hereinafter referred to individually as a "Company" and together as the "Companies", or a subsidiary of WSNG.

1. MERGER. Upon the consummation of the merger of Preferred with and into WSNG or a subsidiary of WSNG upon the terms described in this Letter (the "Merger"), WSNG will issue one share of the common stock of WSNG for each issued and outstanding share of the common stock of Preferred, the amount of shares to be issued in connection with this transaction shall be reflected in the Merger Agreement.

The Companies agree that the Merger is intended to be a tax-free reorganization for federal income tax purposes.

2. OTHER TRANSACTIONS. The definitive agreements described in paragraph 5 of this Letter shall provide for the occurrence of the following:

(a)  the merger of Amerifi Lending, Inc. ("Amerifi
     Lending") with and into WSNG;

(b) the appointment of the three representatives of Amerifi and one representative of Preferred to the Board of Directors of WSNG;

(c)  WSNG shall change its name to "Amerifi Holdings, Inc."
     and shall apply for a symbol for its common stock to correspond with the name change or such similar symbol as may be available.

(d) the payment of all audits conducted in connection with the proposed transaction(s) to be paid for by Amerifi.

3. CLOSING CONDITIONS. The consummation of the Merger and related transactions contemplated hereby by each of the Companies shall be subject to the fulfillment of customary conditions, including the following conditions precedent:

(a) the negotiation and execution of a merger agreement and other definitive agreements with respect to the transactions contemplated hereby;

(b) the formal approval of the Board of Directors and, to the extent required, the stockholders of each of the Companies to the transactions contemplated hereby;

(c) receipt of all required third-party, regulatory and governmental approvals; and

(d) the completion by each of the Companies of its "due diligence" investigation concerning the other Company.

4. CLOSING. It is anticipated that the consummation of the transactions contemplated herein will occur on or before March 15, 2003, or such other date as the parties may agree.

5. DEFINITIVE AGREEMENTS. The definitive agreements with respect to the transactions contemplated hereby will contain mutually agreeable representations and warranties, mutually agreeable provisions for indemnification and other appropriate and customary terms and conditions.

6. CONFIDENTIALITY. Except to the extent that information with respect to either Company provided by it, or discovered by the other Company, is in the public domain without breach of any obligation of confidentiality, such information concerning each Company is hereinafter referred to as "Confidential Information." Prior to the consummation of the Merger, neither Company shall disclose Confidential Information of the other, except on a confidential basis, to its respective employees, accountants, attorneys and other professional advisors or as otherwise expressly provided herein, without the prior written consent of the other Company. If at any time either Company is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas or similar legal process) to disclose any Confidential
Information of the other Company, it (to the extent reasonably practical) shall promptly notify the Company so that such Company may seek an appropriate protective order and/or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, in the reasonable opinion of counsel for either Company, such Company is compelled to disclose Confidential Information of the other Company to any tribunal or any governmental agency, it may disclose such information to such tribunal or agency without liability hereunder.

7. EXPENSES. Except as may be otherwise provided in the definitive agreement, the Companies shall each pay their respective expenses
(including fees and expenses of legal counsel) in connection with the transactions contemplated hereby.

8. EXCLUSIVITY. Unless this Agreement has been terminated, during the period ending 60 days following the date of this Letter, the Board of Directors and officers of Preferred agree that they will not solicit proposals or provide any information to any third party for the purpose of sale, tender offer or merger with any entity except WSNG. Each such officer or director agrees that he will vote his capital stock in favor of the Merger, and will not seek to exercise any appraisal or dissenters rights with respect to the Merger. Should any officer or director sell or otherwise dispose of any capital stock during this period, he will retain legal proxy rights to such shares and will vote such shares in favor of the Merger.

9. PUBLIC DISCLOSURE. Subject to any applicable requirements of law, neither of the Companies shall make any public disclosure concerning the subject matter hereof or the transactions contemplated hereby without the prior written consent of the other. The parties agree to prepare a mutually acceptable press release or releases with respect to the transactions contemplated hereby which will be released by the Companies on or about the date of the execution of this Letter.

10. PREPARATION. Each of the Companies agrees to provide the other Company and its advisors full access to its books, records and premises in order to enable them to complete their "due diligence" with respect to the Merger and related transactions. Subject to
Section 11, each of the Companies agrees to negotiate in good faith and cooperate with the other party in connection with the preparation of definitive agreements, to use its commercially reasonable efforts to complete such preparation and execute and deliver definitive agreements prior to March 15, 2003 and to close the transactions contemplated hereby as expeditiously as possible thereafter; provided that, if the Companies conclude prior to March 15, 2003 that it is impractical for them to consummate the Merger, subject to Section 11, each of the Companies agrees to negotiate in good faith and cooperate with the other party in connection with the preparation of definitive documents concerning another business combination intended to achieve, as nearly as practicable, similar economic results for the Companies as the Merger, if any such business combination is practicable, to use commercially reasonable efforts to execute and deliver definitive agreements with respect thereto prior to March 15, 2003 and to close the transactions contemplated hereby as soon as practicable thereafter. The parties further agree to cooperate in connection with the preparation of any required governmental or regulatory filings.

11. TERMINATION. The obligations of the Companies under this Letter may be terminated (a) by mutual agreement of the Companies; (b) by either Company if the definitive agreements have not been executed on or prior to March 15, 2003; or (c) prior thereto, if the other Company is no longer negotiating in good faith as provided in Section 10 or if the Board of Directors of such Company determines in the good faith exercise of its fiduciary duties that such termination is in the best interests of such Company. In the event either of the Companies decides to terminate this Agreement, it shall, to the extent reasonably practical, endeavor to inform the other Company of the reasons for such decision, to provide the other Company ten days' prior written notice of its intention to terminate and to afford the other party an opportunity during such ten-business day period to address the reasons for such termination.

12. NATURE OF AGREEMENT. The Companies acknowledge that this Letter is a statement of their mutual intention only, and unless definitive agreements are executed and delivered by the Companies, there are no legally binding agreements between the Companies with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the provisions of paragraphs 6, 7, 8, 9, 10 and 11 hereof shall constitute binding legal agreements, shall be enforceable against the parties in accordance with their respective terms and shall survive any termination of the transactions contemplated hereby.

13. GOVERNING LAW. This Letter shall be governed by, and construed in accordance with, the laws of the State of California applicably to contracts made and wholly to be performed within such state.

If you are in agreement with the terms and conditions of this Letter, please sign and date the enclosed duplicate of this Letter in the space provided below and return it to the undersigned.

Very truly yours,

WSN GROUP, INC.
By: /s/ John Anton
Name:  John Anton
Title: President/Chief Executive Officer


Accepted and agreed as of the 6th day of February, 2004.

PREFERRED DEFAULT MANAGEMENT, INC.
By: /s/ Marc R. Tow
Name: Marc R. Tow
Title: President